UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 8, 2013

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On August 8, 2013, Wave Systems Corp. announced results for its second quarter ended June 30, 2013 and highlighted recent corporate developments.  This announcement was made via a conference call, webcast and press release entitled “Wave Q2 ‘13 Revenues Rose 16% vs. Q1 ‘13 to $6.7M on Increased Software Bundling and Services”.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This Form 8-K and Exhibits 99.1 hereto are each being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Item 2.02 of Form 8-K and are therefore not to be considered “filed” with the SEC.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description
99.1	Press Release dated August 8, 2013.

*                 Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: August 8, 2013

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 8, 2013.

*               Exhibit 99.1 is being furnished to the SEC pursuant to Item 2.02 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant’s other SEC filings.